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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 1998


                               HEALTH POWER, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    0-23220               31-1145640
-------------------------------         -------               ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation)                        File Number)           Identification No.)

1209 Orange Street, Wilmington, Delaware                          19801
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (302) 658-7581


                                    No Change
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(Former name or former address, if changed since last report)

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Item 5.           Other Events.
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         The information contained in the press release filed as Exhibit 99 is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit
No.               Description of Exhibit
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99                Press release issued July 15, 1998.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTH POWER, INC.



Date:  July 15, 1998                    By /s/ Bernard F. Master, D.O.
                                          --------------------------------------
                                          Bernard F. Master, D.O., President
                                            and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
No.               Description of Exhibit
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99                Press release issued June 15, 1998.